SECURITIES PURCHASE AND REGISTRATION AGREEMENT
                 ----------------------------------------------

         This SECURITIES PURCHASE AND REGISTRATION AGREEMENT (this "AGREEMENT"), dated as of March 2, 2004, by and among theglobe.com, inc, a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the purchasers (the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

WHEREAS:

         A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         B. Each Purchaser desires to purchase, severally and not jointly, subject to the terms and conditions stated in this Agreement, certain securities ("UNITS") consisting of one hundred (100) shares of the Company's common stock, $.001 par value (the "COMMON STOCK") and a warrant to acquire fifty (50) shares of such Common Stock (the "WARRANT"), all as more particularly described herein.

         C. The Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.       CERTAIN DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

         "BUSINESS DAY" shall be each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in the State of California are authorized or obligated by law or executive order to close or be closed.

         "INVESTMENT AMOUNT" shall mean the dollar amount to be invested in the Company at the Closing pursuant to this Agreement by a Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

         "LATE FEE SHARES" shall mean any shares of Common Stock issued pursuant to Section 5.b. hereof.

         "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect on (i) the Shares, (ii) the ability of the Company to perform its obligations hereunder (including the issuance of the Shares) or (iii) the business, operations, properties or financial condition of the Company and its subsidiaries, taken as a whole.

         "PLACEMENT AGENT" shall mean Halpern Capital, Inc.

         "PROSPECTUS" shall mean the prospectus included in a Resale Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

         "PURCHASE PRICE" shall be $85.00 per Unit.

         "REGISTRABLE SECURITIES" shall mean each of the shares of Common Stock (including the Underlying Shares and any Late Fee Shares) issued or issuable pursuant to this Agreement or as a result of any stock split, stock dividend, recapitalization exchange or similar event without regard to any limitations on conversions or exercises, until the earlier of:

(i) the date on which such share has been effectively registered under the Securities Act and disposed of in accordance with the Resale Registration Statement;

(ii) the date on which such share is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred by a person who is not an affiliate of the Company pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force); or

(iii) the date on which such share ceases to be outstanding (whether as a result of redemption, repurchase and cancellation or otherwise).

         "SECURITIES" means the Units, the Shares, the Warrants and the Underlying Shares, together with any Late Fee Shares.

         "SHARES" means the aggregate number of shares of Common Stock which are being issued and sold to the Purchaser at the Closing(s).

         "TERM SHEET" shall mean the Company's Confidential Private Placement Term Sheet relating to the offering of the Shares dated on or about February 25, 2004, including the Subscription Booklet.

         "TRADING DAY" shall mean a day during which trading in securities generally occurs on the Nasdaq National Market or, if the Common Stock is not quoted on the Nasdaq National Market, on the principal other national or regional securities exchange on which the Common Stock then is listed or, if the Common Stock is not listed on a national or regional securities exchange, on the Over the Counter Bulletin Board or such other market on which the Common Stock is then principally traded; provided, however, that "Trading Day" shall not include any day (an "excluded day") during which trading in the Common Stock is suspended for more than three hours between 9:30 a.m. (New York time) and 4:00 p.m. (New York time).

         "UNDERLYING SHARES" means the shares of Common Stock issuable upon exercise of the Warrants or any other securities issued in exchange for or in respect of such shares.

         "UNITS" means securities of the Company consisting of One Hundred (100) shares of Common Stock and a Warrant to acquire Fifty (50) Shares of Common Stock, for each such Unit.

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

         "WARRANTS" means, collectively, the Common Stock purchase warrants issued and sold under this Agreement, in the form of Exhibit A.

2.       PURCHASE AND SALE.

         a. Generally. Except as otherwise provided in this Section 2 and subject to the satisfaction (or waiver) of the conditions set forth in Section 7 and Section 8 below, each Purchaser shall purchase the number of Shares and a Warrant determined as provided in this Section 2, and the Company shall issue and sell such number of Shares and Warrant to each Purchaser for such Purchaser's Investment Amount as provided below. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the Securities to each of the Purchasers is a separate sale.

         b. Number of Closing  Shares and  Warrants;  Form of  Payment;  Closing
Date.

                  (i) On the Closing Date (as defined below), the Company shall sell and each Purchaser shall buy the number of Units as is equal to the quotient of (A) such Purchaser's Investment Amount divided by (B) the Purchase Price. On the Closing Date, each Purchaser shall pay the Company an amount equal to such Purchaser's Investment Amount.

                  (ii) On the Closing Date, each Purchaser shall pay its Investment Amount by wire transfer to the Company, in accordance with the Company's written wiring instructions against delivery of certificates representing the Shares and Warrants (based upon the number of Units) being purchased by such Purchaser, and the Company shall deliver such Shares and Warrants against delivery of such Purchaser's Investment Amount.

                  (iii) Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 7 and Section 8 below, the date and time of the sale of the Shares pursuant to this Agreement (the "CLOSING") shall be 10:00 a.m. Florida time on March __, 2004 or such other date or time as the Placement Agent and the Company may mutually agree ("CLOSING DATE"). The Closing shall occur at the Boca Raton, Florida offices of Proskauer Rose LLP ("PRLLP"), or at such other place as the Placement Agent and the Company may otherwise mutually agree. The Company may hold one or more Closings, each of which shall be a Closing Date but only the Closing described in clause (iv) below shall also be known as the "INITIAL CLOSING DATE."

                  (iv) The parties acknowledge that Wellington Management Company, LLP ("Wellington"), on behalf of certain client accounts which it manages or advises (the "Wellington client accounts"), has committed to invest at least $15,000,000 in the Offering. As part of the closing of the investments by the Wellington client accounts, the Company and Wellington may agree to deviate from the foregoing payment and delivery requirements. For purposes of this Agreement, the later of the date upon which the Company has issued and delivered to Wellington all requisite stock certificates and Warrants and the date upon which the Company has received immediately available funds for at least $15,000,000 from the Wellington client accounts, shall be deemed the Initial Closing and such date, the Initial Closing Date.

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

3.       THE PURCHASER'S REPRESENTATIONS AND WARRANTIES.

         Each Purchaser severally and not jointly represents and warrants to the Company as follows:

         a. Purchase for Own Account. The Purchaser is purchasing the Securities for the Purchaser's own account and not with a present view towards the distribution thereof. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by this Agreement. Notwithstanding anything in this Section 3(a) to the contrary, by making the foregoing representation, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

         b.  Information.   The  Purchaser  has  been  furnished  all  materials
(excluding any material nonpublic information) relating to the business, finances and operations of the Company and its subsidiaries and materials relating to the offer and sale of the Securities that have been requested by the Purchaser, including without limitation, receipt of a copy of the Term Sheet. The Purchaser has been afforded the opportunity to ask questions of the Company and has received what the Purchaser believes to be satisfactory answers to any inquiries. The Purchaser understands that its investment in the Securities involves a high degree of risk. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 4 below.

         c. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         d. Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Securities in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         e. Transfer or Resale. The Purchaser understands that (i) except as provided in Section 5 of this Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, in each case, other than pursuant to this Agreement.

         f. Legends. The Purchaser understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Securities, any stock certificate representing the Securities shall bear a legend in substantially the following form:

                  THE SECURITIES (AND ANY SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         The legend set forth above shall be removed and the Company shall issue the Securities without such legend to the holder of the Securities upon which it is stamped, (i) if such Securities have been resold or transferred pursuant to the registration statement contemplated by Section 5 of this Agreement and the registration statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Securities may be made without registration under the Securities Act, or (iii) upon expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of Securities in accordance with Rule 144 of the Securities Act, provided that the seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

         Such Purchaser understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), (i) each reference in Section 3(f) of this Agreement to "two (2) years" or the "two-year period" shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Securities shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

         g. Investor Status. The Purchaser is an "accredited investor" within the meaning of Rule 501 Regulation D under the Securities Act. In the normal course of its business, it invests in or purchases securities similar to the Securities and it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Securities. The information regarding the Purchaser in the Confidential Offeree-Purchaser Questionnaire included with the Term Sheet is accurate and complete.

         h. General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

         i. Residence. If such Purchaser is an individual, then such Purchaser resides in the state or province identified in the address of such Purchaser set forth on the signature page hereto; if such Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of such Purchaser in which its investment decision was made is located at the address or addresses of such Purchaser (or if a registered investment advisor is used, the address of the main office of the Purchaser where investment decisions are generally made) set forth on the signature page hereto.

         j. No Trading Activity nor "Short Sales". Each Purchaser acknowledges that applicable securities laws prohibit any person who has material, non-public information concerning the matters which are the subject of this Agreement from purchasing or selling securities of the Company (and options, warrants and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each Purchaser agrees to comply at all times with such securities laws. Without limiting the generality of the foregoing, each Purchaser agrees not to purchase or sell (including without limitation any "short sales", as such term is defined in Rule 3b-3 promulgated under the Exchange Act) any securities of the Company (other than the Securities being purchased hereby) until at least one business day after the Company has filed with the SEC a Current Report on Form 8-K or other appropriate report disclosing the terms of this Agreement and the related offering of the Securities. In addition, each Purchaser agrees not to sell (including without limitation, any "short sales") any securities of the Company until the Resale Registration Statement (as defined in Section 5.a. hereof) is declared effective by the SEC.

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser as follows:

         a. Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, to issue and sell the Securities in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby

(including, without limitation, the reservation for issuance and issuance of the Securities; provided that the Company need not reserve for any Late Fee Shares unless and until it shall determine to issue any such Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         c. Capitalization. The capitalization of the Company and each of its subsidiaries as of February 20, 2004 is set forth on Schedule 4(c), including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. All of such outstanding shares of the Company's capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 4(c), no shares of capital stock of the Company (including the Securities) or any of the subsidiaries are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances created by the Company. Except for the Securities and as disclosed in Schedule 4(c), as of the date of this Agreement,
(i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever to which the Company or any of the subsidiaries is a party relating to the issuance by the Company or any of its subsidiaries of securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or such subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except as contemplated by this Agreement). Except as set forth on Schedule 4(c), there are no securities or instruments containing antidilution or similar provisions that may be triggered by the issuance of the Securities in accordance with the terms of this Agreement. The Company has made available to each Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any benefit plan of the Company.

         d. Issuance of Securities. The Securities are duly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than those imposed through acts or omissions of the Purchaser thereof), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

         e. No  Conflicts.  The  execution,  delivery  and  performance  of this
Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the reservation for issuance and issuance of the Securities) will not (i) conflict with or result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (assuming the accuracy of the representations and warranties of the Purchasers) of the United States federal and state securities laws and regulations applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws and other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

         f. SEC Documents; Financial Statements. Since January 1, 2003, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof, (including without limitation all voluntary reports on Form 8-K), and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"). The Company has made available to each Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied as to form with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC

Documents complied as to form with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, would not have a Material Adverse Effect.

         g. Absence of Certain Changes. Except as disclosed in the SEC Documents, since January 1, 2003, there has been no change or development which individually or in the aggregate has had or could have a Material Adverse Effect.

         h. Absence of Litigation. Except as disclosed in Schedule 4(h) or the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its subsidiaries, or any of their directors or officers in their capacities as such which would have a Material Adverse Effect.

         i. Intellectual Property. Except as disclosed in Schedule 4(i) or the SEC Documents, the Company and each of its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business as now being conducted and as proposed to be conducted, the failure of which to have would have a Material Adverse Effect. Other than as disclosed in the Company's SEC Documents, neither the Company nor any of its subsidiaries has received written notice that it is infringing upon or in conflict with any third party Intangibles. Other than as disclosed in the Company's SEC Documents, neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or such subsidiary's ownership or right to use its Intangibles. The Intangibles are valid and enforceable, and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company has complied with its contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the Company's knowledge, no person is infringing on or violating the Intangibles owned or used by the Company.

         j. Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that no Purchaser is acting as a financial advisor or is acting as a fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Purchasers is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         k. No Brokers. Except for the Placement Agent, the Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby.

         l. Tax Status. The Company and each of its subsidiaries has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable subsidiary has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns have been or is being audited by any taxing authority.

         m. No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Securities being offered hereby.

         n. Securities Laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act. Assuming the truth and accuracy of the representations and warranties of the Purchasers set forth in Section 3 of this Agreement, the Purchasers will not be statutory underwriters within the meaning of Section 2(a)(11) of the Securities Act.

         o. Form SB-2 or S-2 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on either or both of Form SB-2 under the Securities Act or Form S-2 under the Securities Act. As to whichever form the Company shall elect to file (be that Form SB-2 or Form S-2), there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on such Form with respect to the Registrable Securities.

         p. Disclosure. The Company confirms that neither it nor any other person acting on its behalf has provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information (other than information necessary to consummate the transaction contemplated by this Agreement). The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         q. Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         r. Insurance. The Company will continue to be insured by insurers of recognized financial responsibility against such property and casualty losses and risks and in such amounts as are commensurate with similarly situated companies engaged in businesses similar to those of the Company.

s. Regulatory Permits. The Company possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted (the "PERMITS"), the failure of which to have and maintain could reasonably be expected to have a Material Adverse Effect, and the Company has not received any written notice of proceedings relating to the revocation or modification of any such Permit.

5.       REGISTRATION RIGHTS.

         a. The Company shall:

                  (i) as promptly as practicable,  but not later than forty five
(45) days after the Initial Closing Date of this Agreement (the "FILING DEADLINE"), cause to be filed with the SEC a registration statement on Form SB-2 (or, at the Company's option, on Form S-2) pursuant to Rule 415 under the Securities Act (the "RESALE REGISTRATION STATEMENT"), which Resale Registration Statement shall provide for the offer and sale of all Registrable Securities held by Purchasers that have provided the information required pursuant to the terms of Section 5(b) hereof;

                  (ii) use its reasonable best efforts to cause the Resale Registration Statement to be declared effective by the SEC as promptly as practicable, but not later than: (x) 90 days after the Initial Closing Date in the event that the SEC shall provide notice to the Company that such Resale Registration Statement is cleared to become effective and will not be reviewed by the SEC or (y) 120 days after the Initial Closing Date in the event the SEC determines to review the Resale Registration Statement (as applicable, the "EFFECTIVENESS DEADLINE"); and

                  (iii) use its reasonable best efforts to keep the Resale Registration Statement continuously effective, supplemented and amended subject to the provisions of Section 5(d) hereof (subject to the right of the Company to suspend the use of the Resale Registration Statement by delivery of a Suspension Notice in accordance with Section 5(d) hereof) to the extent necessary to ensure that it (A) is available for resales of Registrable Securities by the Purchasers to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the SEC promulgated thereunder as announced from time to time, for a period (the "EFFECTIVENESS PERIOD") ending on the earlier of (A) the second anniversary date of the Initial Closing Date, (B) the date on which all Registrable Securities purchased by the Purchasers pursuant to this Agreement have been sold thereunder or (C) the date on which the Registrable Securities can be sold by non-affiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act.

         b. The Company hereby agrees to promptly pay damages ("Late Fees") to each Purchaser for each consecutive thirty (30) day period following (i) the Filing Deadline (in the event the Company fails to file the Resale Registration Statement on or before that date) and (ii) the Effectiveness Deadline (in the event the Resale Registration Statement is not declared effective on or before that date) in an amount determined as follows: (x) with respect to the initial such 30 day period, an amount equal to five percent (5%) of such Purchaser's Investment Amount, and (y) with respect to each successive 30 day period thereafter, an amount equal to five percent (5%) of such Purchaser's Investment Amount; provided, however, that no Late Fees shall be payable pursuant to this
Section 5(b) after such date that the Resale Registration Statement is filed with the SEC or the Resale Registration Statement is declared effective, as applicable, and further provided that in no event shall the aggregate Late Fees payable hereunder exceed twenty five percent (25%) of such Purchaser's Investment Amount. Notwithstanding anything to the contrary in this Agreement, each Purchaser acknowledges and agrees that Wellington shall have the sole power and authority to (i) grant the Company an extension or waiver of the Filing Deadline and Effectiveness Deadline and (ii) waive or reduce, in whole or in part, any or all of the Late Fees which would otherwise be payable to any Purchaser pursuant to the provisions of this Section 5.b. Late Fees shall be payable, at the option of the Company, in (i) cash or other immediately available funds, (ii) by the issuance of additional shares of Common Stock ("Late Fee Shares"), or (iii) any combination of the methods in the foregoing clauses (i) and (ii). In the event the Company shall elect to deliver Late Fee Shares, each such Share shall be valued for purposes of payment of the Late Fee at Fifty Seven Cents ($.57) per share (as adjusted for any stock split, reverse stock split, stock combination or similar event).

         c. No Purchaser may include any of its Registrable Securities in the Resale Registration Statement pursuant to this Agreement unless such Purchaser furnishes to the Company in writing, prior to or on the 10th Business Day after such Purchaser's receipt from the Company of the Purchaser Questionnaire (such applicable deadline, the "QUESTIONNAIRE DEADLINE"), such information regarding the Purchaser and the distribution of Registrable Securities as the Company may reasonably request for use in connection with the Resale Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws (the form of which request is attached as Appendix A hereto regarding the sale of the Shares to the Purchasers and is referred to herein as the "PURCHASER QUESTIONNAIRE"). In connection with all requests for information from the Purchasers with respect to inclusion of Registrable Securities in the Resale Registration Statement, the Company shall notify such Purchasers of the requirements set forth in the preceding sentence. The Company agrees and undertakes that it shall distribute a Purchaser Questionnaire no later than 10 Business Days prior to the initial effectiveness of the Resale Registration Statement to each Purchaser. Purchasers that do not complete the Purchaser Questionnaire and timely deliver it to the Company shall not be named as selling security holders in the Prospectus or preliminary Prospectus included in the Resale Registration Statement and therefore shall not be permitted to sell any Registrable Securities pursuant to the Resale Registration Statement. Notwithstanding the foregoing, upon request from a Purchaser that did not return a Purchaser Questionnaire on a timely basis because it was a subsequent transferee of Registrable Securities after the Company distributed the Purchaser Questionnaire, (i) the Company shall distribute a Purchaser Questionnaire to such Purchaser at the address set forth in the request and (ii) upon receipt of a properly completed Purchaser Questionnaire from such Purchaser, the Company shall use its reasonable efforts to name such Purchaser as a selling security holder by means of an amendment or, if permitted by the SEC, by means of a Prospectus supplement to the Resale Registration Statement. Each Purchaser as to which the Resale Registration
Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Purchaser not materially misleading.

         d. In connection with the Resale Registration Statement, the Company shall use its reasonable best efforts to effect such registration to permit the sale of the Registrable Securities, and pursuant thereto, shall prepare and file with the SEC a Resale Registration Statement relating to the registration of the Registrable Securities.

                  In connection with the Resale Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Company shall:

                  (i) Subject to any notice by the Company of the existence of any fact or event of the kind described in Section 5(e) and the Company's right to invoke a Suspension Period in the manner described in this Section 5(d)(i), use commercially reasonable efforts to keep the Resale Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Resale Registration Statement or the Prospectus contained therein to (A) contain a material misstatement or omission or (B) not be effective and usable for resale of Registrable Securities during the Effectiveness Period, unless a Suspension Period is then in effect, the Company shall file promptly an appropriate amendment to the Resale Registration
Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use commercially reasonable efforts to cause such amendment to be declared effective and the Resale Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Company may suspend the effectiveness of the Resale Registration Statement by written notice to the Purchasers for a period not to exceed an aggregate of 60 days in any 360-day period (each such period, a "SUSPENSION PERIOD"); provided that the Company shall promptly notify each Purchaser in writing of the date on which the Suspension Period will begin and the date on which the Suspension Period ends and no single Suspension Period shall exceed 30 days.

                  (ii) Prepare and file with the SEC such amendments and post-effective amendments to the Resale Registration Statement as may be necessary to keep the Resale Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (it being understood that the Company shall not be required to file a Prospectus supplement pursuant to Rule 424(b) with respect to any Purchaser that failed to submit their Purchaser Questionnaire by the Questionnaire Deadline) under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Resale Registration Statement or a supplement to the Prospectus.

         e. Each Purchaser agrees that, upon receipt of any notice (a "SUSPENSION NOTICE") from the Company of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Resale Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or the Prospectus in order to make the statements therein not misleading, such Purchaser shall discontinue disposition of Registrable Securities pursuant to the Resale Registration Statement and any use of the associated Prospectus until:

                  (i) such Purchaser has received copies of the supplemented or amended Prospectus contemplated by Section 5(d) hereof; or

                  (ii) such Purchaser is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are part of or incorporated by reference in the Prospectus.

         Each Purchaser agrees to keep the receipt of a Suspension Notice and its contents confidential. If so directed by the Company, each Purchaser will deliver to the Company all copies, other than permanent file copies then in such Purchaser's possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such Suspension Notice.

         The Company agrees that the Suspension Notice shall not include any material non-public information other than such information necessary to inform the Purchasers that a Suspension Period has been implemented.

         f. All expenses incident to the Company's performance of or compliance with Section 5 of this Agreement shall be borne by the Company regardless of whether a Resale Registration Statement becomes effective, including, without limitation:

                  (i) all registration and filing fees and expenses;

                  (ii) all fees and expenses of compliance with federal and state securities laws;

                  (iii)  all  expenses  of  printing   (including   printing  of
Prospectuses and certificates for the Common Stock) and the Company's expenses for messenger and delivery services and telephone;

                  (iv) all fees and disbursements of counsel to the Company and all transfer agent fees;

                  (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                  (vi) all fees and disbursements of independent certified public accountants of the Company.

         Each Purchaser shall bear all costs associated with selling commissions, discounts and expenses of any financial or legal advisors engaged to review the Resale Registration Statement.

         The Company shall permit the Purchasers and their legal counsel to review and comment upon the Resale Registration Statement at least two Business Days prior to their filing with the SEC, and not file any document in a form to which Purchasers reasonably object in a timely manner.

         g. Each Purchaser acknowledges and agrees that the Company may include for registration in the Resale Registration Statement additional or other securities held by other parties (including for this purpose any Purchasers whom have also previously acquired securities from the Company) pursuant to registration rights granted to such parties.

         h. The Company covenants and agrees that it will not cause to become effective any other registration statement (other than a registration statement on Forms S-4 or S-8 or any successor form to such Forms) relating to its securities prior to the date that the Resale Registration Statement is declared effective.

6.       COVENANTS.

         a. Satisfaction of Conditions. The parties shall use their best efforts to satisfy in a timely manner each of the conditions set forth in Section 7 and
Section 8 of this Agreement.

         b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Shares for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date.

         c. Reporting Status. So long as a Purchaser beneficially owns any Shares or has the right to acquire any Shares pursuant to this Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         d. Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares for general business purposes, but in no event shall the Company use such net proceeds to repurchase any outstanding securities of the Company.

         e. Listing. On the Closing Date, the Company shall have applied for the listing of the Shares, in each case, upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder. The Parties acknowledge that as of the Closing Date, the Company does not have any shares of Common Stock so listed or quoted and that the shares of Common Stock currently trade on the over-the-counter bulletin board.

         f. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Shares) under circumstances that would require registration of the Shares being offered or sold hereunder under the Securities Act or cause this offering of Shares to be integrated with any other offering of securities by the Company for any purposes, including for purposes of any shareholder approval provision applicable to the Company or its securities.

         g. Securities Laws Disclosure; Publicity. The Company shall issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby and file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the SEC and the trading market on which the Shares are listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC (other than the Resale Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or trading market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure.

7.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell Shares to a Purchaser at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         a. The applicable Purchaser shall have executed the signature page to this Agreement and delivered the same to the Company.

         b. The applicable Purchaser shall have delivered such Purchaser's Investment Amount in accordance with Section 2(b) above.

         c. The representations and warranties of the applicable Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

8.       CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

         The obligation of each Purchaser hereunder to purchase Shares to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

         a. The Company shall have executed the signature pages to this Agreement and delivered the same to the Purchaser.

         b. the representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed on behalf of the Company by its Chief Financial Officer, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Company's Board of Directors authorizing the execution, delivery and performance by the Company of its obligations under this Agreement.

         c. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         d. As of the Closing Date, there shall not have occurred any Material Adverse Effect; and

         e. The Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date.

9.       GOVERNING LAW MISCELLANEOUS.

         a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. Each of the parties irrevocably consents to the nonexclusive jurisdiction of the United States federal court in the Southern District of Florida s and the state courts located in Broward County, Florida in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each of the parties, irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 9(f) shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. Each of the parties, agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and, by the Purchasers as provided in Section 9(l) hereof. Any waiver by the Purchasers, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Purchasers, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  theglobe.com, inc.
                  110 East Broward Blvd. Suite 1400
                  Fort Lauderdale, Florida 33301
                  Telephone No.: (954) 769-
                  Facsimile No.:  (954) 769-5930
                  Attention: Edward Cespedes


                  With a copy to:

                           Proskauer Rose, LLP
                           2255 Glades Road
                           Suite 340W
                           Boca Raton, Florida 33431
                           Telephone No.:  (561) 241-7400
                           Facsimile No.:  (561) 241-7145
                           Attention:  Donald E. "Rocky" Thompson, II, Esq.

         If to the Purchaser, to the address set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser, with a copy to:

                           Halpern Capital, Inc.
                           1111 Kane Concourse, Suite 401
                           Bay Harbor Island, FL  33154
                           Facsimile No.:   (413) 521-8020
                           Attention: Baruch Halpern


         Each party hereto may from time to time change its address or facsimile number for notices under this Section 9 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Purchasers to the Company, and in the case of the Company to all of the Purchasers.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

         i. Survival. The representations and warranties of the Company and the agreements and covenants of the Company shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Shares purchased hereunder arising as a result of or related to any breach by the Company of any of its representations or covenants set forth herein.

         j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         k. Equitable Relief. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         l. Determinations. Prior to the Initial Closing Date, except as set forth in Section 5.b. hereof, all consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement to be binding upon a Purchaser shall be made by such Purchaser. After the Initial Closing Date, except as set forth in Section 5.b. hereof, all consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Initial Closing Date shall be made by Purchasers that have invested more than fifty percent (50%) of the aggregate Investment Amounts invested by all Purchasers, and shall be binding and enforceable as to all Purchasers.

         m. Independent Nature of Investors' Obligations and Rights. The obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible for the performance of obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser hereunder shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.



                                           COMPANY:

                                           theglobe.com, inc.


                                           By:
                                               ---------------------------------
                                           Name:  Edward A. Cespedes
                                                  ------------------------------
                                           Title:  President
                                                   -----------------------------

          [Separate signature pages will be set up for each Purchaser]


                           THE PURCHASER:

                                    [----------------------------]


                                    By:
                                        ----------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------
                                    Investment Amount: $
                                                        ------------------------
                                    Residence:
                                               ---------------------------------

                                    --------------------------------------------
                                    Address:
                                             -----------------------------------

                                    Telephone No.: (    )
                                                         -----------------------
                                    Telecopy No.:  (    )
                                                         -----------------------
                                    Attention:
                                               ---------------------------------

                                    with copies of all notices to:

                                    -------------------------------------------
                                    -------------------------------------------
                                    -------------------------------------------
                                    -------------------------------------------
                                    Telephone No.: (   )
                                                         -----------------------
                                    Telecopy No.:  (   )
                                                         -----------------------
                                    Attention:
                                                --------------------------------

                                                                      APPENDIX A

                                __________, 2004

                               THEGLOBE.COM, INC.

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial Purchaser of Units consisting of 100 shares of Common Stock, $.001 par value (the "Shares") and warrants ("Warrants") to acquire 50,000 shares of Common Stock (the "Underlying Shares"), of theglobe.com, inc ("theglobe" or "Registrant"), issued or issuable pursuant to that certain Stock Purchase and Registration Agreement dated _________, 2004 (the "Purchase Agreement") understands that the Registrant has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on either Form S-2 or Form SB-2 (the "Resale Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act" ), of the Shares and the Underlying Shares (collectively, the "Registrable Securities"), in accordance with the terms of the Purchase Agreement.

         Each capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement. Each beneficial owner of Registrable Securities is entitled to the benefits of the Purchase Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Purchase Agreement applicable to such beneficial owner. Beneficial owners that do not complete this Notice and Questionnaire and deliver it to theglobe within 10 Business Days of the date of this Notice and Questionnaire as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Resale Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Resale Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. BENEFICIAL OWNERS THAT DO NOT COMPLETE THIS NOTICE AND QUESTIONNAIRE AND TIMELY DELIVER IT TO THEGLOBE SHALL NOT BE NAMED AS SELLING SECURITYHOLDERS IN THE PROSPECTUS INCLUDED IN THE RESALE REGISTRATION STATEMENT AND THEREFORE SHALL NOT BE PERMITTED TO SELL ANY REGISTRABLE SECURITIES PURSUANT TO THE RESALE REGISTRATION STATEMENT.

         Certain legal consequences arise from being named as a selling securityholder in the Resale Registration Statement and the related prospectus. Accordingly, Purchasers and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Resale Registration Statement and the related prospectus.

NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to Theglobe of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Purchase Agreement.

         Upon any sale of Registrable Securities pursuant to the Resale Registration Statement, the undersigned will be required to deliver to theglobe the Notice of Transfer (completed and signed) set forth in Exhibit 1 attached hereto and hereby undertakes to do so.

         The undersigned hereby provides the following information to theglobe and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.       (a) Full Legal Name of Selling Securityholder:

         ----------------------------------------------------------------------

         (b) Full Legal Name of Registered Purchaser (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

         ----------------------------------------------------------------------

         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

         ----------------------------------------------------------------------

2.       Address for Notices to Selling Securityholder:

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         Telephone:
                   ----------------------------
         Fax:
               --------------------------------
         Contact Person:
                         -------------------------------------

3.       Beneficial Ownership of Registrable Securities:

         (a) Type and Principal Amount of Registrable Securities beneficially owned:

         ----------------------------------------------------------------------

         (b) CUSIP No(s). of such Registrable Securities beneficially owned:

         ----------------------------------------------------------------------

4.       Beneficial  Ownership of other  securities of theglobe owned by Selling
         Securityholder:

         Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of theglobe other than the Registrable Securities listed above in Item 3.

         (a) Type and Amount of other securities beneficially owned by the Selling Securityholder:

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         (b) CUSIP No(s). of such other securities beneficially owned:

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

5.       Relationships with theglobe:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with theglobe (or its predecessors or affiliates) during the past three years.

         State any exceptions here: --------------------------------------------

         -----------------------------------------------------------------------

6.       Plan of Distribution:

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Resale Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market,

         (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, (iv) in ordinary brokers' transactions,
         (v) in purchasers by brokers, dealers or underwriters as principal and resale by the Selling Securityholders for their own accounts pursuant to this prospectus, (vi) "at the risk of the market," to or through market makers, or into an existing market the Registrable Securities,
         (vii) in other ways not involving market makers or established trading markets, including direct sales to purchasers or sales effected through agents, (viii) through transactions in swaps or other derivatives (whether exchange-listed or otherwise), (ix) to cover short sales or
         (x) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here: --------------------------------------------

         -----------------------------------------------------------------------


Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of theglobe.

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Purchase Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         In accordance with the undersigned's obligation under the Purchase Agreement, the undersigned agrees to promptly notify theglobe of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Resale Registration Statement remains effective. All notices hereunder and pursuant to the Purchase Agreement shall be made in writing at the address set forth below.

         In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to theglobe, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Purchase Agreement.

         By signing below, the undersigned consents to the disclosure of the information contained herein in, its answers to Items 1 through 6 above and the inclusion of such information in the Resale Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by theglobe in connection with the preparation or amendment of the Resale Registration Statement and the related prospectus.

         Once this Notice and Questionnaire is executed by the undersigned and received by theglobe, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of theglobe and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item 3 above. This Agreement shall be governed in all respects by the laws of the State of Florida.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.



Date:
         ---------------------        ------------------------------------------
                                      Beneficial Owner

                                      By:
                                           -------------------------------------

                                      Name:
                                               ---------------------------------

                                      Title:
                                              ----------------------------------



              PLEASE RETURN T HE COMPLETED AND EXECUTED NOTICE AND

                       QUESTIONNAIRE TO THEGLOBE, INC. AT:

                                 theglobe, inc.
                       110 East Broward Blvd., Suite 1400
                         Fort Lauderdale, Florida 33301
                    Attention: Edward A. Cespedes, President

                                                                       EXHIBIT 1

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Proskauer Rose, LLP
2255 Glades Road, Suite 340 West
Boca Raton, Florida 33431
Attention:  Donald E. "Rocky" Thompson, II
Phone:(561) 241-7400
Fax:    (561) 241-7145

RE:      THEGLOBE, INC. (THE "COMPANY") COMMON STOCK TRANSFER


Dear Sirs:

         Please be advised that __________ has transferred ___________ shares of the Company's Common Stock pursuant to the Registration Statement on Form SB-2 (or S-2, as applicable) (File No. 33-______) filed by the Company.

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Common Stock is named as a selling securityholder in the Prospectus dated __________, 2004 or in amendments or supplements thereto, and that the number of shares of Common Stock transferred are all/a portion (please circle as appropriate) of the Common Stock listed for resale in such Prospectus as amended or supplemented opposite such owner's name.

                                            Very truly yours,


                                            ------------------------------------
                                                        (Name)
                                            By:
                                                --------------------------------
                                                   (Authorized Signature)